EXHIBIT 99.1

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of SonomaWest Holdings, Inc., a California corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 13, 2003


                                /s/  Roger S. Mertz
                                ------------------------------------------
                                Roger S. Mertz
                                Chairman of the Board